As filed with the Securities and Exchange Commission on April 26, 2007.

File No. 033-19605

File No. 811-03542

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 23 to Registration Statement No. 033-19605

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 10

MML Bay State Variable Life Separate Account I

(Exact Name of Registrant)

MML Bay State Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard

Enfield, CT 06082-1981

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Stephen L. Kuhn

Senior Vice President, Secretary and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2007, pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Life Plus (VLP), a Flexible Premium Variable Whole Life Insurance Policy*

Issued by MML Bay State Life Insurance Company

MML Bay State Variable Life Separate Account I

This prospectus describes an individual, flexible premium, variable, whole life insurance policy (the policy) issued by MML Bay State Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, MML Bay State Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the cash surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. MML Bay State no longer offers this policy for sale. Owners may, however, continue to make premium payments under existing policies.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state-specific policy provisions may apply include:

•	certain investment options and certain policy features;
•	free look rights, including the length of the free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2007. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office” at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2007

*	Title may vary in some jurisdictions.

Variable Life Plus (VLP)

MML Bay State Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You can also allocate premium to the guaranteed principal account.

MML Series Investment Fund

MML Equity Index Fund (Class II)

MML Series Investment Fund II

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

Oppenheimer Variable Account Funds

Oppenheimer Global Securities Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio

MML Bay State Variable Life Separate Account I

Table of Contents

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words, or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	22
Administrative Office	1
attained age	29
cash surrender value	27
division	5, 19
general investment account	21
good order	13
grace period	23
initial selected face amount	13
insurance risk	9
issue date	17
modified endowment contract (“MEC”)	6, 38
monthly calculation date	34
net investment experience	22
net premium	17
planned premium	15
policy date	17
policy debt	27
policy debt limit	28
register date	17
selected face amount	13
valuation date	17
7-pay test	39

Index of Special Terms

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, the current selected face amount typically will be paid as a death benefit to the beneficiary when the insured dies.
RIGHT TO RETURN THE POLICY	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of seven investment divisions within its Separate Account. Each “division” invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

•choose the timing, amount and frequency of premium payments;

•increase or decrease the policy’s selected face amount (higher selected face amount can result in higher charges);

•change the beneficiary;

•change your investment selections.

TRANSFERS	Generally, you may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the Summary of Risks table and the Policy Transactions sections of the prospectus.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its cash surrender value. You may also withdraw a part of the account value. A withdrawal reduces the policy values, may reduce the face amount of the policy and may increase the risk that the policy will lapse.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy may terminate.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are not generally taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT PERFORMANCE	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in your variable investment divisions.
SUITABILITY	Variable life insurance is designed to meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy you will be subject to surrender charges during the first 15 policy years and during the first 15 years after an increase in the policy’s selected face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges (or it exceeds its debt limit). Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

• Withdrawals were not available during the first six months of the first policy year.

• A withdrawal reduces the policy values and may reduce the face amount of the policy.

• A withdrawal may have adverse tax consequences.

• We may not allow a withdrawal if it would reduce the selected face amount to less than the policy’s minimum face amount.

• The minimum withdrawal is $100, including the withdrawal fee.

• The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date.

• The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

LIMITATIONS ON TRANSFERS

• Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

• We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s cash surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2, are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
POLICY CHARGE INCREASE	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy, and if you surrender the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge	When you pay premium.	5.0% of premium (2.5% Sales Charge plus 2.5% Premium Tax Charge)	7.5% of premium (5.0% Sales Charge plus 2.5% Premium Tax Charge)
Surrender Charges[1,2,3]	When you surrender the policy for its net surrender value.

Coverage Years 1-15

Administrative Surrender Charge

•  Year 1: $5 per $1000 of selected face amount

•  Year 2-10: grades to $0 per $1000 of selected face amount

•  Year 11+: $0.00

Plus

Sales Load Surrender Charge

•  Years 1-10: 25% of premium paid for the coverage up to the Surrender Charge Band, 5% of premium paid for the coverage in excess of the Band up to twice the Band, and 4% of premium paid for the coverage in excess of twice the Band up to three times the Band

•  Years 11-15: these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year

Coverage Years 16+

• $0.00

same as current
Surrender charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000.[1,2,3,4]	When you surrender the policy for its net surrender value.	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of selected face amount Sales Load Surrender Charge • 25% of premium paid	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of selected face amount Sales Load Surrender Charge • 25% of premium paid
Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	The lesser of: $25 per withdrawal or 2% of the amount withdrawn	The lesser of: $25 per withdrawal or 2% of the amount withdrawn
Accelerated Death Benefit Rider	When you elect an accelerated death benefit.	$150	$250

Fee Tables

1	For the initial face amount, the rates vary by the insured’s gender, issue age, and by the year of coverage. For each increase in the face amount, the rates are based on the attained age and gender of the insured on the effective date of the increase and by the year of coverage. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
2	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.
3	Surrender charges generally apply for the first 15 years of a segment’s coverage. The administrative surrender charge remains level for the first year and then decreases by 0.833% each month during years two through ten. The Administrative Surrender Charge is zero in years eleven and beyond.
The sales load surrender charge is a percentage of premiums paid. The percentages remain level for the first ten years, then decrease starting in year eleven, reaching zero by the end of the fifteenth year. The Surrender Charge Band is set forth in the policy and is a series of premium thresholds (that vary by issue age and gender) that are used when calculating the sales load component of the surrender charge.
4	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Mortality charge[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.05669 — $26.19054	• $83.33 per $1000 of Insurance Risk
Mortality charge for a 35-year-old male, non-smoker.[2]	Monthly, on the policy’s monthly charge date.	• $0.13178 per $1000 of Insurance Risk	• $0.14096 per $1000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s monthly charge date.	All Policy Years • Tax Qualified policies and policies issued under our simplified underwriting: $5.25 per policy • All other policies: $4 per policy	All Policy Years • $8 per policy
Mortality & Expense Risk Charge	Daily	Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account	Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations or avocations.[3]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.014 — $83.33	• $83.33 per $1000 of Insurance Risk
Loan Interest Rate Expense Charge[4]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	All Policy Years • 0.90% of loaned amount	All Policy Years • 2.00% of loaned amount

Fee Tables

Riders	When Rider Charge Is Deducted	Current Amount Deducted	Maximum Amount Deducted
Accidental Death Benefit Rider[5]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of rider face amount • $0.06591 — $0.12929	same as current
Rider charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000.[2,5]	Monthly, on the policy’s monthly charge date.	• $0.06591 per $1000 of rider face amount	• $0.06591 per $1000 of rider face amount
Insurability Protection Rider[6]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of rider face amount • $0.043 — $0.179	same as current
Rider charge for a 35-year-old male, non-smoker and a policy face amount of $500,000.[6]	Monthly, on the policy’s monthly charge date.	• $0.154 per $1000 of rider face amount	• $0.154 per $1000 of rider face amount
Waiver of Monthly Charges Rider[7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.036 — $0.349	same as current
Rider charge for a 35-year-old male, non-smoker and a policy face amount of $500,000.[2,7]	Monthly, on the policy’s monthly charge date.	• $0.058 per $1 of Monthly Deduction	• $0.058 per $1 of Monthly Deduction

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account. The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insured’s gender, attained age and risk classification. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216. The mortality charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
2	The rates shown for the “representative insured” are first year rates only and generally increase over time.
3	The rates vary in amount and duration by the insured’s gender, attained age and risk classification. The combined monthly mortality charges will not exceed $83.33 per $1,000 of insurance risk.
4	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.
5	The rates for the Accidental Death Benefit Rider vary by the insured’s attained age.
6	The rates for the Insurability Protection Rider vary by the insured’s gender and issue age.
7	The rates for the Waiver of Monthly Charges Rider vary by the insured’s gender and attained age. The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) mortality charge and (c) any applicable rider charges.

Fee Tables

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2006. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in the second table below and in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.35%	0.85%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2006.

Fund Name	Management Fees[1]	Other Expenses	12b-1 Fees	Acquired Fund Fee & Expenses	Total Annual Fund Operating Expenses
MML Blend Fund	0.40%	0.03%[2]	—	—	0.43%
MML Equity Fund	0.39%	0.03%[2]	—	—	0.42%
MML Equity Index Fund (Class II)	0.10%	0.25%[2]	—	—	0.35%[3]
MML Managed Bond Fund	0.45%	0.01%[2]	—	—	0.46%
MML Money Market Fund	0.50%	0.06%	—	—	0.56%
Oppenheimer Global Securities Fund/VA (Non-Service)	0.62%	0.04%[4]	—	—	0.66%[5]
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	—	0.85%

1	The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.

2	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

3	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, in excess of 0.05% of the average daily net asset values through April 30, 2008. Such agreements cannot be terminated unilaterally by MassMutual. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the fund on account of Class II shares. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.29%.

4	The “Other Expenses” in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the fund’s fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

5	The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in the Oppenheimer Institutional Money Market Fund (IMMF). During the year ended December 31, 2006, the manager waived $13,271 for IMMF management fees. There was no change to “Other Expenses” and “Total Operating Expenses.”

(See the fund prospectus and Statement of Additional Information documents for more details.)

Fee Tables

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (“MML Bay State”). MML Bay State is a wholly-owned stock life insurance subsidiary of C.M. Life Insurance Company (“C.M. Life”) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, and retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

MML Bay State’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

The Variable Life Plus Policy

The policy is a life insurance contract between you (the owner) and MML Bay State. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s selected face amount. This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors including, but not limited to, the investment performance of the funds you select and the interest we credit on the GPA.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage for as long as the policy has sufficient account value. It does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do.

This prospectus describes the policy. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

The Company/The Variable Life Plus Policy

Owner, Insured, Beneficiary

Owner

You name the owner in the application, however, the owner may be changed while the policy is in force, therefore, the owner is the person we have listed as such in our records. The owner is the person who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical company, in a “life settlement” typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured that was more than 82 years old. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary in the application to receive any death benefit. Unless an irrevocable beneficiary has been named or an assignment is in effect, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary or assignee to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Owner, Insured, Beneficiary

Purchasing a Policy and Your Right to Cancel

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum “initial selected face amount” of a policy depends on the market in which it was sold, the underwriting process used, and the Issue Age of the Insured:

•

Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0-55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.

•	Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.
•	Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0-35; $40,000 for Ages 36-40; $30,000 for Ages 41-45; $20,000 for ages 46-50; and $15,000 for Ages 51 and higher.

The owner selected, within our limits, the policy’s “selected face amount”. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount that was in effect on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

“Good order” means that all the necessary documents and forms are complete and in our possession.

Policies generally were issued with values that vary based on the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose values do not vary by the gender of the insured. Policies issued in Massachusetts and Montana are unisex and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to a “Free Look”

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it within 10 days of receiving it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. You may also cancel increases in Selected Face Amount under the same time limitations. (This period of time may vary by state.)

If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue; however, the following information will give you a general understanding of our refund procedures if you cancelled your policy.

In most states we refunded the sum of:

1.	any premium paid for the policy; plus
2.	any interest credited to the policy under the GPA; plus or minus
3.	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we received the policy.

In other states, the refund was equal to any premium paid for the policy.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

Purchasing a Policy and Your Right to Cancel

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Purchasing a Policy and Your Right to Cancel

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the selected face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

Premium payments for VLP policies issued in all jurisdictions, except New York, should be sent to the following lockbox (premium payment processing service) address:

Regular Mail:

MML Bay State VL Plus

PO Box 75302

Chicago, IL 60675-5302

Overnight Mail:

MML Bay State VL Plus

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 75302

Chicago, IL 60654

Subsequent premium payments should not be sent to our Administrative Office. They should be sent to the appropriate lockbox. Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order.

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial selected face amount,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly check service).

We will send premium notices for the planned premium based on the amount and frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. To keep policy in force, it must have sufficient account value. See Policy Termination and Grace Period. We will send a notice of any premium needed to prevent termination of this policy; however, regular billing notices for planned premiums will be sent only while the policy is in full force.

To change the amount and frequency of planned premiums, you may submit your request to our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill out on the following policy anniversary date (January 2). If you choose not to make a premium payment between July and January 2, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled Policy Termination and Reinstatement.

Premiums

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see Policy Termination and Reinstatement for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account may be made on the 1st through the 28th of each month. If you do not specify a date, drafts will occur on the 20th. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premium Flexibility

After you paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule of premium payments. You may, however, elect to set up a “planned premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

The minimum premium payment we will accept is $10.

If, on the monthly calculation date following the date we apply a subsequent premium payment, we determine that your policy has become a “modified endowment contract” (“MEC”), we will refund that portion of your premium payment that causes the policy to become a MEC. No interest or investment performance will be earned under the contract on the portion of the payment that is refunded to you.

When we mail you the refund, we will give you the option to accept your policy as a MEC. If, you want to accept the policy as a MEC you must complete and sign a MEC Acknowledgment Notice and return it, along with the refunded premium payment, to our Administrative Office. The payment will be applied on the valuation date that is on or next follows the date we receive it, in good order, at our Administrative Office.

It is possible that a policy that was going to become a MEC will not become a MEC, if you return the refunded premium payment and we receive it, in good order, after the next policy anniversary has occurred or after a material change to the policy has taken place. In those cases you will not be notified of this change in the policy’s status. You can, however, call our Administrative Office to request the MEC status of your policy.

For more information on MEC policies, material changes, 7-pay limit, and 7-pay test, you should consult your tax adviser. These terms are also discussed under Modified Endowment Contracts in the Federal Income Tax Considerations section of this prospectus.

If your policy terminated and it was reinstated, the above procedures will not apply. If you would like information on how reinstated policies are tested for their MEC status, please contact our Administrative Office.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. The maximum premium you can pay each policy year is the greater of:

(a)	an amount equal to $100 plus double the annual minimum annual premium for the policy; or

(b)	the highest premium payment amount that would not increase the insurance risk.

The maximum premium you may pay in any policy year is shown on the schedule page for your policy. You may also contact our Administrative Office to obtain the amount of the maximum premium you can apply to your policy.

We will credit that portion of the payment that will not exceed the maximum limit. We will return the remaining payment to the premium payer. No premium notices will be generated until the next policy anniversary. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on the test, please read the “Minimum Face Amount” section.

Premiums

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account. You must set your net premium allocation in terms of whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission, or through our Web site, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions. Therefore, we will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may tape record all telephone instructions.

When accompanied by a premium payment, this request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect.

The “register date” is the first date premiums were allocated. It was the valuation date that was on the latest of:

a.	the policy date;

b.	the day we received your completed Part 1 of the application for the policy, or

c.	the day we received the first premium payment in good order.

We apply subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the close of a valuation date, we will apply the premium payment on the next valuation date.

A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

Premiums

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the Charges and Deductions section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Premiums

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities law and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the MML Bay State Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on June 9, 1982, according to the laws of the State of Connecticut. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VLP policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VLP policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VLP policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the VLP segment of the Separate Account.

Currently, the VLP segment of the Separate Account is divided into seven divisions, subject to state availability. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VLP policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares, the Company owns the Separate Account.

Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
International/Global
Oppenheimer Global Securities Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Small/Mid-Cap Growth
T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Large-Cap Blend
MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.
Large-Cap Value
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.
Asset Allocation/Balanced
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Fixed Income
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Short-Term/Stable Value
MML Money Market Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Advisers and Sub-Advisers. We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular

Investment Choices

fund (“MassMutual’s variable contracts”). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses — Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers currently pay such compensation, visit massmutual.com/compensation.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds. We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses — Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General. The compensation that we receive may be significant and we may profit from this compensation. Additionally, when electing the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Guaranteed Principal Account

Premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations.

We have not registered the general investment account under the Securities Act of 1933 nor under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The assets in the VLP Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 4% per year. We may credit a higher rate of interest at our discretion.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	4%, or
•	The policy loan rate less the maximum loan interest rate expense charge.

Investment Choices

Policy Value

How The Value of your Policy is Calculated

Your value of your policy is called its “account value.” The account value has two components:

1.	The variable account value, and

2.	The fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	Net premiums allocated to the Separate Account;
•	Transfers to the Separate Account from the guaranteed principal account;
•	Transfers and withdrawals from the Separate Account;
•	Fees and charges deducted from the Separate Account;
•	The net investment experience of the Separate Account, and
•	Loans deducted from the Separate Account.

Net Investment Experience. The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	Net premiums allocated to the guaranteed principal account (GPA); plus
•	Amounts transferred into the GPA; minus
•	Amounts transferred or withdrawn from the GPA; minus
•	Monthly charges and surrender charges deducted from the GPA; plus
•	Interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	The annual loan interest rate minus the current loan interest rate expense charge; or
•	4%, if greater.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the fixed account value of your policy.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	The current interest rate we declare; or
•	The guaranteed interest rate of 4%, if greater.

Policy Value

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments necessarily guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

The policy may terminate without value if its account value (less policy debt) on a monthly calculation date cannot cover the monthly charges due.

Grace Period

Before your policy terminates, we allow a “grace period” during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, or
•	30 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly charges.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. Generally, you may not reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the insured is still insurable;

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and

4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the Federal Income Tax Considerations section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated on the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy after You Reinstate

If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.

We do not reinstate policy debt.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Value

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our Transfer of Values Request form. You may also submit transfer requests by telephone, fax transmission, or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions; therefore, we will take reasonable steps to confirm that instructions given to us are genuine. We may tape record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years, then you may transfer the remainder of the fixed account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the contract, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or

Policy Transactions

market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds described the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund. Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a contract year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Withdrawals

On any valuation date at least six months after the Policy Date, you may withdraw an amount, not less than $100, including the withdrawal fee. We do not charge a surrender charge for a withdrawal.

The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date (the policy’s minimum annual premium for each policy anniversary which falls on or before the date of the withdrawal). You can make a withdrawal by sending or faxing us a written request on our Partial Withdrawal Request form.

Policy Transactions

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division. If you request a maximum partial withdrawal and do not indicate which funds to withdraw the value from, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences. If a policy’s selected face amount is decreased because of a withdrawal, surrender charges will not apply.

You may request that the selected face amount not be reduced in conjunction with your withdrawal. We may require evidence of insurability, satisfactory to us, according to our underwriting procedures. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit immediately before the withdrawal is equal to the minimum face amount, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the selected face amount if the death benefit immediately after the withdrawal would be the new minimum face amount (based on the reduced account value). Otherwise, the selected face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum face amount below the death benefit. The formula reduces the selected face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum face amount and death benefit are explained in the Death Benefit section.) See Appendix A for examples of the impact of withdrawals on the selected face amount.

We will not allow a withdrawal if it would result in a reduction of the selected face amount to less than the minimum selected face amount. In addition, we will not allow a withdrawal if it would reduce the account value to an amount less than the sum of the minimum Planned Annual Premiums to date. Withdrawals may have adverse tax consequences.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request or fax in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the Federal Income Tax Considerations section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations.)

Surrenders

You may surrender your policy to us at any time while the policy is in force and the insured is alive. We will pay you its cash surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations.)

The policy terminates as of the effective date of the surrender and cannot be reinstated, unless required by law. Surrendering the policy may result in adverse tax consequences.

Policy Transactions

Subject to product and state availability, an endorsement to the policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Cash Surrender Value

The cash surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

We allowed loans after the first policy year. You may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan.

We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

The maximum loan amount allowed at any time is calculated as follows:

(1)	we subtract from the account value any surrender charges that would apply if the policy were surrendered on that date;

(2)	we calculate 90% of the amount determined in (1) above and

(3)	we subtract any policy debt from the amount determined in (2) above. The result is the maximum amount that can be borrowed.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s cash surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

•	You may take a loan by completing a Loan Request form and sending or faxing it to our Administrative Office.
•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your Loan Request form and all other required documents in good order at our Administrative Office. On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone the payment of loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	4%, or
•	The policy loan rate less the current loan interest rate expense charge.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the fixed account value of your policy.

Loan Interest Charged

At the time you apply for the policy, you selected either a fixed loan interest rate of 6% or (in all

Policy Transactions

jurisdictions except Arkansas) an adjustable loan rate.

On each policy anniversary, we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; and

ii.	5%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Loan interest is due on each policy anniversary. The interest is deducted proportionately from the divisions of the separate account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and cash surrender value by the amount of the loan and any accrued loan interest.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account.

Additionally, since loan repayments are allocated to the guaranteed principal account, a loan will impact your ability to transfer funds because we limit transfers from the guaranteed principal account to one each policy year and, generally, you cannot transfer more than 25% of the policy’s fixed account value, excluding debt, at the time of the transfer.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your “policy debt limit” is reached when total policy debt exceeds the account value.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order.

All loan repayments are allocated to the guaranteed principal account. Any loan repayment that is in excess of the outstanding loan will be allocated according to your current premium allocation instructions.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Policy Transactions

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The Death Benefit is the greater of:

•	the Selected Face Amount on the date of death; or
•	the Minimum Face Amount on the date of death.

The death benefit will be reduced by any outstanding policy debt and any unpaid monthly charges needed to avoid termination. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

The minimum face amount for your policy is based on your policy’s account value as described below.

Minimum Face Amount

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum face amount that is determined by the Cash Value Accumulation Test. Under this test the minimum face amount is equal to a multiple of the account value. The multiple factor depends on the insured’s:

•	gender,
•	attained age (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.), and
•	risk classification.

See Appendix B for examples of how changes in account value may affect the death benefit of a policy.

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges, including surrender charges, will change accordingly. If the account value is insufficient to continue the policy in force with the requested change in face amount, we will require an additional premium payment prior to processing the requested change.

If you increase or decrease the policy selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Selected Face Amount. To increase the policy’s selected face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office.

An increase in selected face amount may not be:

•	less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used),
•	made after the insured reaches attained age 82,
•	within six months of the Policy Date, or
•	within six months of any previous increase.

Increases in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we approve the application for the increase.

Mortality charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of each segment of coverage. Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount on a pro rata basis.

Decreases in Selected Face Amount. You may decrease the selected face amount any time after the first policy year. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice if we determine that the policy will become a MEC. The decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

A decrease will reduce the selected face amount in the following order:

(a)	the face amount of the most recent increase, then

Death Benefit

(b)	the face amounts of the next most recent increases successively; and last

(c)	the initial selected face amount.

You may not decrease the selected face amount if the decrease would result in a selected face amount of less than the minimum selected face amount.

A decrease in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we receive the written request for the decrease.

Decreases in the policy’s selected face amount may have adverse tax consequences.

We reserve the right to terminate the option to decrease the selected face amount.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, however, payment could be delayed during this period.

We can also delay the payment of the death benefit during periods when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	trading is restricted by the SEC;

iii.	the SEC declares an emergency exists; or

iv.	the SEC, by order, permits us to delay payment in order to protect our owners,

and if,

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in one lump sum or if you wish, we will pay the death benefit under one or more of the following payment options:

•	installments for a specified period;
•	installments for a specified amount;
•	as a life income;
•	as a life income with payments guaranteed for the amount applied;
•	as a joint lifetime income;
•	as a joint lifetime income with reduced payments to the survivor; or
•	interest on the benefit amount.

The minimum amount that can be applied under a payment option is $2,000 per person. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. None of these benefits depend on the performance of the Separate Account or the guaranteed principal account.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime. If the payment option is one lump sum when the insured dies, the beneficiary may elect any payment option. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum. Additionally, if the policy has been assigned, any amount due to the assignee will be paid in one sum. Once payments have begun, only the specified amount and interest options may be changed.

Death Benefit

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy death benefit may be limited.

•	If the death occurs within two years after the issue date, the death benefit will be limited to the sum of all premiums paid less any withdrawals and any policy debt.
•

If death occurs within two years after the effective date of an increase in selected face amount (but at least two years after the issue date), the death benefit attributed to the increase will be limited to the sum of the monthly charges made for the increase. However, if a refund as described in the preceding paragraph is payable, there will be no additional payment for the increase.

Error of Age or Gender

At the time of a death claim, if the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the death benefit. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Death Benefit

Other Benefits Available Under The Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we may charge a one-time fee when you exercise the rider.

If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

Following is a brief description of the riders that can, subject to state availability, be added to the policy. For more information on these riders please refer to the Statement of Additional Information or talk to your financial representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

Accidental Death Benefit Rider

This rider provides for an additional death benefit if the insured’s death was caused by accidental bodily injury that occurred within six months before the insured’s death. This rider provides no benefit if the insured dies after attained age 69.

Waiver of Monthly Charges Rider

This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will waive the monthly charges on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60). Note that proof, satisfactory to us, of a claim for benefits under this rider must be received at our Administrative Office within one year after providing written notice of a claim.

Insurability Protection Rider

This rider provides the right to increase the selected face amount of the policy by a specified amount on specified dates, without evidence of insurability.

Other Benefits Available Under The Policy

Charges and Deductions

We deduct the following charges from the policy. In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium. It is equal to a Sales Charge of 2.5% plus a Premium Tax Charge of 2.5%. The maximum premium expense charge we can deduct is 7.5% of premium in all policy years.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The current loan interest rate expense charge is 0.90% in all policy years. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Surrender Charges

There is a charge if you fully surrender your policy. Generally, these charges will apply during:

•	the first 15 years of coverage, and
•	the first 15 years after each increase in selected face amount.

The surrender charge has two parts:

1.	Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.

This charge initially is $5 for each $1,000 of selected face amount; it then grades down to zero over ten years. It is zero in years eleven and beyond.

In no case, however, will the administrative surrender charge ever exceed $5 per $1000 of selected face amount.

2.	Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.

During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 25% of the premiums paid for the coverage up to the surrender charge band, plus 5% of premiums paid for the coverage in excess of the surrender charge band up to twice the surrender charge band, plus 4% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year. The sales load surrender charge is zero in years sixteen and beyond.

The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 25% of the premiums paid for the coverage up to the surrender charge band, plus 5% of premiums paid in excess of the surrender charge band up to twice the surrender charge band, plus 4% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band.

Charges and Deductions

The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age, risk classification and gender.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender.

We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee for the Accelerated Death Benefit Rider is $150, which is deducted from the accelerated benefit payment and will reduce the amount you receive.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date.

The “monthly calculation date” is the date on which monthly charges for the policy are due. The first monthly calculation date was the policy date. Subsequent monthly calculation dates are on the same day of each succeeding calendar month.

Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge

The current administrative charge for tax-qualified policies and policies issued under our simplified underwriting is $5.25 per policy, per month. For all other policies, the current administrative charge is $4.00 per policy, per month. The maximum administrative charge is $8 per policy, per month. This charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charge

The mortality charge reimburses us for providing you with life insurance protection. We deduct a mortality charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed mortality charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), risk classification of the person insured by the policy and any extra rating that may apply to your policy. The amount and duration of an extra rating (additional mortality charge) will vary based on the individual circumstances of the associated health, occupational or avocation risk.

Your policy’s actual or current mortality charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the

Charges and Deductions

coverage has been in force and with the total selected face amount of the policy.

How the mortality charge is calculated.

A.	If the minimum face amount is not in effect:

We calculate the mortality charge on each monthly charge date by multiplying the current mortality charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, discounted by the monthly equivalent of 4% per year, and
•	the account value at the beginning of the policy month before the monthly mortality charge is due.

The following three steps describe how we calculate the mortality charge for your policy:

Step 1: We calculate the total insurance risk for your policy:

a.	We divide the amount of death benefit that would be available at the beginning of the policy month by 1.0032737 (which is the monthly equivalent of 4%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2: We allocate the insurance risk in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date.

Step 3: We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

B.	If the minimum face amount is in effect:

We also calculate the mortality charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum face amount is in effect, and then (ii) assuming the minimum face amount is not in effect.

Step 2: We allocate the insurance risk:

a.	calculated for (ii) in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3: We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

Additional Information about the Mortality Charge. We will apply any changes in the mortality charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your mortality charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans, and
•	changes to the selected face amount.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Accidental Death Benefit Rider, Insurability Protection Rider and Waiver of Monthly Charges Rider. The rates vary by the insured’s gender, issue age, risk classification and year of coverage.

The current charge for the Accidental Death Benefit Rider is $0.06591 to $0.12929 per $1,000 of rider face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 70.

For the Insurability Protection Rider, the current charge is $0.043 to $0.179 per $1,000 of rider face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 43.

Charges and Deductions

And the current rate for the Waiver of Monthly Charges Rider is $0.036 to $0.349 per $1 of monthly deductions. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

Daily Charges Against the Separate Account

The following charges are deducted from the Separate Account daily:

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.40% in all policy years. The maximum annual percentage is 0.40% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the mortality charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in the contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Charges and Deductions

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the

Federal Income Tax Considerations

account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable

Federal Income Tax Considerations

to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1/2; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not

Federal Income Tax Considerations

use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies. On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The new law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the Internal Revenue Service, where applicable.

Payments to Nonresident Aliens. Generally, a taxable distribution for a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Federal Income Tax Considerations

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

1.	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and
2.	an IRS individual tax payer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Federal Income Tax Considerations

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits if the policy remains in force. Before you purchase a variable life insurance policy, you should consider whether among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•

you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Deferral of Payments

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any cash surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we will add interest at an annual rate of 3%.

Other Information

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the cash surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists, and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	create new divisions of the Separate Account;
•	create new Separate Accounts and new segments;
•	combine any two or more Separate Account segments or divisions;
•	make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•

invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	substitute one or more funds for other funds with similar investment objectives;
•	delete funds or close funds to future investments, and
•	change the name of the Separate Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the policy. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the NASD. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the policy.

The policy is no longer for sale to the public. While the policy was offered for sale, registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, sold the policy. Such registered representatives are also licensed insurance agents. Owners, however, may continue to make premium payments under their existing policies.

Commissions and Allowances Paid to MMLISI

Commissions are paid to MMLISI. MassMutual pays commissions for policies sold by MMLISI registered representatives through MMLISI to those registered representatives.

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender and risk classification of the insured.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Other Information

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLISI registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLISI or your registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, the Company has paid $4 million of the original $10 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

The Company and MassMutual are subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with examinations and investigations, the Company and MassMutual have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry

Other Information

will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

Appendix A

Hypothetical Examples of the Impact of Withdrawals on the Selected Face Amount

The new selected face amount is the current selected face amount minus the maximum of:

•

the amount derived by dividing the current selected face amount by the minimum face amount percentage on the date of the withdrawal (shown on your policy specifications page) minus the new account value or

•	0.

Example 1

Assume the following:

•	Selected Face Amount — $100,000
•	Account Value = $50,000
•	Minimum Face Amount Percentage = 250%
•	Minimum Face Amount = $125,000
•	Withdrawal = $5,000

($100,000 / 2.5) – ($50,000—$5,000) = $40,000 —  45,000 = -$5,000

0 > -$5,000; therefore, the new selected face amount remains at $100,000.

Example 2

Assume the following:

•	Selected Face Amount = $100,000
•	Account Value = $50,000
•	Minimum Face Amount Percentage = 250%
•	Minimum Face Amount = $125,000
•	Withdrawal = $20,000

($100,000 / 2.5) – ($50,000—$20,000) = $40,000 —  $30,000 = $10,000

$10,000 > 0; therefore, the new selected face amount is the current selected face amount minus $10,000, or $90,000.

Appendix B

Hypothetical Example of the Impact of the Account Value and Premiums on the Policy Death Benefit

Assume the following:

•	Selected face amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Appendix A/Appendix B

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-03542

Class (Contract) Identifier: C000030141

STATEMENT OF ADDITIONAL INFORMATION

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2007

This is not a prospectus. This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated May 1, 2007, for the Variable Life Plus (“VLP”) policy. The VLP policy and its prospectus may be referred to in this SAI.

For a copy of the VLP prospectus, contact your financial representative, or our MassMutual Customer Service Center by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865; by phone (1-800-272-2216) or on the Internet at www.massmutual.com.

TABLE OF CONTENTS

	SAI	Prospectus
Company	2	11

The Separate Account	2	19

Services	2

Additional Information About the Operation of the Policy and the Registrant
• Purchase of Shares in Underlying Investment funds	2
• Annual Reports	2
• Incidental Benefits	3
• Benefits Available by Rider	3
• Death Benefit Payment Options	5

Underwriters	5

Additional Information About Charges	6
• Sales Load	6
• Underwriting Procedures	8
• Increases in Selected Face Amount	8	29

Performance Data	8

Experts	9

Financial Statements	10

Statement of Additional Information

1

COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (“MML Bay State” or “the Company”). MML Bay State, a Connecticut corporation that was originally incorporated on April 1, 1935, is a wholly-owned stock life insurance subsidiary of C.M. Life Insurance Company (“C.M. Life”) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MML Bay State’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account (MML Bay State Variable Life Separate Account I) on June 9, 1982, as a separate investment account of MML Bay State. It was established in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, including the VLP segment and its divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION
OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will mail the policy owner a report showing:

i.	the account value at the beginning of the previous policy year,

ii.	all premiums paid since that time,

iii.	all additions to and deductions from the account value during the year, and

Statement of Additional Information

2

iv.	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and they are subject to state availability.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy, equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:

•	the base policy death benefit over the policy value; and

•

the amount payable under any term life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•

the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider automatically terminates on the date: (1) an accelerated benefit payment is made, or (2) the policy terminates for any reason, or (3) the policy is changed to a different policy on which the rider is not available.

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Accidental Death Benefit Rider. This rider provides an additional death benefit if the insured’s death was caused by accidental bodily injury. The minimum rider coverage is $15,000.

Proof of the accidental death must be provided to us at our Administrative Office. The proof must show that the insured’s death occurred: (1) as a direct result of an accidental bodily injury independent of all other causes, and (2) within 180 days after the injury was received, and (3) while the policy and rider were in force, and (4) on or after the insured’s first birthday.

No rider benefit will be paid if the insured’s death results directly or indirectly from: (1) suicide, (2) war, (3) military service, (4) aviation travel as a pilot, crew member, or while giving or receiving training, (5) natural causes, (6) drugs, (7) any injury received while committing a felony. These exclusions are more fully explained in the rider.

The rider terminates automatically: (1) on the expiration date of the rider, (2) upon termination of the policy for any reason, or (3) at the end of the 61 day grace period provided by the policy.

Waiver of Monthly Charges Rider. This rider provides that we will waive the monthly charges on each Monthly Charge Date while the insured is totally disabled, as defined in the rider. The rider benefit includes the following charges: administrative charge, mortality charge and any rider charges. The benefits will be provided after the insured has been totally disabled for six months and all conditions of the rider have been met.

The benefits under the rider end: (1) once the insured is no longer totally disabled, or (2) if satisfactory proof of continued disability is not provided to us as required, or (3) if the insured refuses or fails to have an examination we require, or (4) the day before the insured’s attained age 65, or attained age 70 if total disability began on or after the insured’s attained age 60.

Insurability Protection Rider. This rider provides the right to increase the selected face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required to elect an increase in the selected face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

The minimum increase is $15,000. The maximum increase will be listed in the policy’s Schedule Page.

There are two types of option dates, regular and substitute, Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 43rd birthday. Substitute option dates occur 60 days after the insured’s marriage, the birth of an insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born.

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

While the rider is in force, term insurance, equal to the rider benefit listed in the policy’s Schedule Page, is provided during the 60-day period before each option date on which an increase may be elected. If the insured dies during this period, the term insurance is added to the policy’s death benefit.

The rider terminates: (1) after the last regular option date as shown in the policy’s Schedule page, (2) if the policy terminates for any reason, or (3) election of an increase on a substitute option date if that increase is the last one that may be elected under the rider.

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Death Benefit Payment Options

The table below provides additional information about the death benefit payment options listed in the prospectus. None of these benefits depend on the performance of the Separate Account or the Guaranteed Principal Account. Once payments have begun, only the specified amount and interest options may be changed.

Installments for a Specified Period	Fixed time payments. Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Installments of a Specified Amount	Fixed amount payments. Each payment may not be less than $10 for each $1,000 applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Joint Lifetime Income	Monthly payments based on the lives of two named persons. When one dies, the same payment will continue for the lifetime of the other. You can elect income with or without a minimum payment period.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1295 State Street, Springfield, Massachusetts 01111-0001, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the NASD. MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the Separate Account. No Compensation was paid to MML Distributors in 2004 or 2005. Compensation paid to and retained by MML Distributors in 2006 was $4,107.

MML Investors Services, Inc. (“MMLISI”), which is located at 1295 State Street, Springfield, Massachusetts 01111-0001, acts as a retail distributor for the policy pursuant to a services agreement with the Depositor. Under this agreement, MMLISI performs supervisory and other services related to distribution of the policy. In 2006, MMLISI received $503,727 as compensation for its services under this agreement.

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This number does not include allowances or bonuses.

The offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your representative typically receives a portion of the compensation that is payable to his Broker-Dealer, depending on the agreement between the representative and his firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated Broker-Dealer. You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

The maximum commission percentages we pay to MMLISI registered representatives are:

Policy Year	% of Premium Paid Up to Target Premium	% of Premium Paid in Excess of Target Premium
1	50%	2%
2-10	6%	2%
11+	2%	2%

Commissions and other allowances will be paid through MMLISI to agents and selling brokers for selling the policy. During January 1, 2004 through December 31, 2004, commissions, as defined in the prospectus, and general agent overrides paid in 2004 were $1,018,143. During January 1, 2005 through December 31, 2005, commissions, as defined in the prospectus, paid were $757,648. During January 1, 2006 through December 31, 2006, commissions, as defined in the prospectus, paid were $685,832.

Allowances /Overrides

MassMutual, through MMLISI (a broker-dealer subsidiary of MassMutual), pays expense reimbursement and other allowances in connection with the sale of the policies. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 7.5% of any premium paid.

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There is a charge if you fully surrender your policy. Generally, these charges will apply during:

•	the first 15 years of coverage, and

•	the first 15 years after each increase in selected face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

The surrender charge has two parts:

1.	Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.

This charge initially is $5 for each $1,000 of selected face amount; it then grades down to zero over ten years. It is zero in years eleven and beyond.

In no case, however, will the administrative surrender charge ever exceed $5 per $1000 of selected face amount.

2.	Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.

During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 25% of the premiums paid for the coverage up to the surrender charge band, plus 5% of premiums paid for the coverage in excess of the surrender charge band up to twice the surrender charge band, plus 4% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year. The sales load surrender charge is zero in years sixteen and beyond.

The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 25% of the premiums paid for the coverage up to the surrender charge band, plus 5% of premiums paid in excess of the surrender charge band up to twice the surrender charge band, plus 4% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band.

The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age, risk classification and gender.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender.

We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by

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MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that, (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insured have a medical examination. Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), Nonsmoker or Smoker Table, age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are two non-rated classes: non-smoker, and smoker.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class for the insured, and a distinct target premium.

It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the mortality charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the mortality charges associated with the prior segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the selected face amount, the mortality charge will increase. In addition, a separate surrender charge schedule will apply during the first 15 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis. If the account value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

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The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for VLP on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-272-2216, Monday — Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your personal financial representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

EXPERTS

The financial statements of MML Bay State Variable Life Separate Account I as of December 31, 2006 and for each of the years in the two-year period then ended and the statutory financial statements of MML Bay State Life Insurance Company as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated April 23, 2007 includes explanatory language that states that the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratio for certain divisions. In addition, the KPMG LLP audit report refers to other auditors whose report on the financial highlights of MML Bay State Variable Life Separate Account I, for each of the years in the two-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those financial highlights. The KPMG LLP audit report dated February 23, 2007 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

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FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2006

Statements of Operations and Changes in Net Assets for the years ended December 31, 2006 and 2005

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2006 and 2005

Statutory Statements of Income for the years ended December 31, 2006, 2005, and 2004

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2006, 2005, and 2004

Statutory Statements of Cash Flows for the years ended December 31, 2006, 2005, and 2004

Notes to Statutory Financial Statements

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Report of Independent Registered Public Accounting Firm

The Board of Directors of MML Bay State Life Insurance Company and

Policy owners of MML Bay State Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of MML Bay State Variable Life Separate Account I (comprised of the divisions listed in Note 3) (collectively, “the Account”) as of December 31, 2006, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of MML Bay State Variable Life Separate Account I as of December 31, 2006, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2, in 2006, the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratios for certain divisions.

/s/    KPMG LLP

Boston, MA

April 23, 2007

MML Bay State Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

ASSETS
Investments
Number of shares	1,271,997	1,105,967	6,310,671	13,852,295	1,227,897	1,461,289	6,936,553	727,023	1,772,641	3,335,480	1,486,403	1,962,555	1,580,296

Identified cost	$8,343,922	$27,605,489	$99,874,745	$338,359,894	$17,530,859	$18,107,569	$6,929,275	$7,814,754	$68,089,092	$85,706,218	$72,916,642	$9,381,664	$31,867,884

Value	$10,977,331	$34,804,791	$108,453,672	$360,512,066	$21,414,517	$17,653,510	$6,929,464	$7,335,922	$73,440,505	$122,712,311	$75,583,593	$10,323,041	$37,737,461
Dividends receivable	-	-	-	-	-	-	28,287	-	-	-	-	-	-
Receivable from MML Bay State Life Insurance Company	1,656	9,905	-	-	-	944	799,819	-	-	7,527	-	913	4,702

Total assets	10,978,987	34,814,696	108,453,672	360,512,066	21,414,517	17,654,454	7,757,570	7,335,922	73,440,505	122,719,838	75,583,593	10,323,954	37,742,163

LIABILITIES
Payable to MML Bay State Life Insurance Company	-	-	37,639	53,845	93	-	-	36	1,017	-	795,963	-	-

NET ASSETS	$10,978,987	$34,814,696	$108,416,033	$360,458,221	$21,414,424	$17,654,454	$7,757,570	$7,335,886	$73,439,488	$122,719,838	$74,787,630	$10,323,954	$37,742,163

Outstanding units
Policyowners	8,804,519	22,343,677	38,296,298	117,771,034	20,135,480	7,940,697	4,981,484	4,413,009	24,946,308	38,620,759	32,711,006	4,886,697	23,021,536

UNIT VALUE
Variable Life (Note 4G)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Plus	-	-	4.27	5.29	1.01	3.43	2.07	-	-	1.45	-	-	1.45
Variable Life Select	1.25	1.56	1.99	2.29	1.11	1.86	1.42	1.66	2.94	3.95	2.29	2.11	1.83

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends	$171,934	$399,633	$2,846,511	$4,787,304	$344,189	$820,202	$332,061	$28,243	$268,908	$1,129,023	$-	$412,890	$-
Interest	-	-	245,570	344,138	-	47,607	16,006	-	-	-	-	-	-

Total income	171,934	399,633	3,092,081	5,131,442	344,189	867,809	348,067	28,243	268,908	1,129,023	-	412,890	-

Expenses
Mortality and expense risk fees	53,132	170,295	483,792	1,623,403	101,071	87,982	38,153	37,701	396,069	595,892	424,793	53,966	177,340

Net investment income (loss)	118,802	229,338	2,608,289	3,508,039	243,118	779,827	309,914	(9,458)	(127,161)	533,131	(424,793)	358,924	(177,340)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	81,260	763,765	(4,977,178)	(15,331,751)	1,309,269	(70,063)	44	172,841	134,781	71,919	(212,573)	99,590	935,539
Realized gain distributions	-	2,707,965	-	23,816,565	-	-	-	1,768,724	-	5,897,476	-	-	4,666,694

Realized gain (loss)	81,260	3,471,730	(4,977,178)	8,484,814	1,309,269	(70,063)	44	1,941,565	134,781	5,969,395	(212,573)	99,590	5,602,233

Change in net unrealized appreciation/ depreciation of investments	1,308,332	(498,547)	13,827,281	43,157,977	1,477,528	(41,790)	78	(1,298,889)	5,123,326	11,491,356	2,381,809	206,019	(3,282,347)

Net gain (loss) on investments	1,389,592	2,973,183	8,850,103	51,642,791	2,786,797	(111,853)	122	642,676	5,258,107	17,460,751	2,169,236	305,609	2,319,886

Net increase (decrease) in net assets resulting from operations	1,508,394	3,202,521	11,458,392	55,150,830	3,029,915	667,974	310,036	633,218	5,130,946	17,993,882	1,744,443	664,533	2,142,546

Capital transactions:
Transfer of net premiums	1,010,470	2,879,434	9,577,610	31,366,494	1,743,695	1,657,648	838,712	679,091	7,652,414	8,591,175	8,232,702	967,115	2,934,340
Transfers due to death benefits	(1,887)	(24,889)	(305,739)	(652,757)	(36,316)	(29,212)	(10,118)	(2,966)	(129,881)	(228,157)	(95,493)	(10,571)	(64,258)
Transfers due to withdrawal of funds	(260,614)	(666,945)	(5,203,504)	(17,266,724)	(1,370,397)	(880,108)	(6,564,935)	(164,808)	(3,354,874)	(4,158,041)	(3,567,944)	(398,524)	(1,324,734)
Transfers due to policy loans, net of repayments	(156,912)	(565,308)	(2,238,790)	(5,571,089)	(366,128)	(184,316)	(205,742)	(72,283)	(1,351,482)	(2,061,707)	(1,413,320)	(102,553)	(765,842)
Transfers due to cost of insurance	-	-	(82,602)	(129,162)	-	(10,826)	(4,760)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(597,679)	(1,610,167)	(7,282,553)	(22,859,351)	(1,047,356)	(1,147,861)	(595,891)	(361,480)	(4,555,068)	(6,230,159)	(5,016,991)	(626,613)	(1,988,706)
Transfers between divisions and to/from Guaranteed Principal Account	441,031	5,895,430	(735,995)	(7,379,278)	(4,633,767)	(385,768)	6,725,974	326,018	(2,088,936)	2,285,304	(2,831,738)	157,287	1,212,544

Net increase (decrease) in net assets resulting from capital transactions	434,409	5,907,555	(6,271,573)	(22,491,867)	(5,710,269)	(980,443)	183,240	403,572	(3,827,827)	(1,801,585)	(4,692,784)	(13,859)	3,344

Total increase (decrease)	1,942,803	9,110,076	5,186,819	32,658,963	(2,680,354)	(312,469)	493,276	1,036,790	1,303,119	16,192,297	(2,948,341)	650,674	2,145,890
NET ASSETS, at beginning of the year	9,036,184	25,704,620	103,229,214	327,799,258	24,094,778	17,966,923	7,264,294	6,299,096	72,136,369	106,527,541	77,735,971	9,673,280	35,596,273

NET ASSETS, at end of the year	$10,978,987	$34,814,696	$108,416,033	$360,458,221	$21,414,424	$17,654,454	$7,757,570	$7,335,886	$73,439,488	$122,719,838	$74,787,630	$10,323,954	$37,742,163

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends	$167,336	$59,411	$2,832,629	$6,227,457	$377,899	$873,959	$196,914	$16,274	$-	$647,273	$984,906	$394,993	$-
Interest	-	-	130,076	229,134	-	43,587	1,438	-	-	-	-	-	-

Total income	167,336	59,411	2,962,705	6,456,591	377,899	917,546	198,352	16,274	-	647,273	984,906	394,993	-

Expenses
Mortality and expense risk fees	46,900	121,356	484,496	1,586,663	109,941	90,480	38,420	33,045	403,063	386,558	511,332	50,057	152,534

Net investment income (loss)	120,436	(61,945)	2,478,209	4,869,928	267,958	827,066	159,932	(16,771)	(403,063)	260,715	473,574	344,936	(152,534)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(74,642)	405,668	(7,855,807)	(20,293,323)	(195,563)	22,194	54	161,991	1,165,253	59,742	1,248,916	59,649	532,394
Realized gain distribution	-	3,713	-	-	-	-	-	302,824	-	-	-	-	1,943,508

Realized gain (loss)	(74,642)	409,381	(7,855,807)	(20,293,323)	(195,563)	22,194	54	464,815	1,165,253	59,742	1,248,916	59,649	2,475,902

Change in net unrealized appreciation/ depreciation of investments	299,517	3,163,326	9,773,323	24,221,855	865,486	(470,507)	55	(486,018)	7,531,923	2,802,903	11,176,536	(209,752)	2,063,889

Net gain (loss) on investments	224,875	3,572,707	1,917,516	3,928,532	669,923	(448,313)	109	(21,203)	8,697,176	2,862,645	12,425,452	(150,103)	4,539,791

Net increase (decrease) in net assets resulting from operations	345,311	3,510,762	4,395,725	8,798,460	937,881	378,753	160,041	(37,974)	8,294,113	3,123,360	12,899,026	194,833	4,387,257

Capital transactions:
Transfer of net premiums	1,115,846	2,518,349	10,388,866	34,709,249	2,845,335	1,890,623	898,669	736,202	9,108,106	8,420,131	8,357,075	1,042,046	2,900,688
Transfers due to death benefits	(32,509)	(46,568)	(379,592)	(1,172,147)	(58,903)	(57,297)	(122,024)	(33,721)	(146,266)	(216,549)	(259,612)	(29,585)	(103,188)
Transfers due to withdrawal of funds	(387,677)	(680,303)	(7,469,479)	(16,232,377)	(948,933)	(1,213,409)	(3,267,071)	(288,999)	(3,703,698)	(3,386,802)	(4,312,618)	(425,947)	(1,264,179)
Transfers due to policy loans, net of repayments	(102,658)	(266,458)	(1,707,994)	(5,245,466)	(274,933)	(163,198)	(486,205)	(52,448)	(1,039,313)	(1,341,915)	(1,535,320)	(108,344)	(590,819)
Transfers due to charges for administrative and insurance costs	(578,755)	(1,367,441)	(7,581,960)	(23,949,696)	(1,097,895)	(1,278,312)	(633,706)	(365,341)	(5,185,045)	(4,818,079)	(5,869,196)	(638,834)	(1,860,052)
Transfers due to cost of insurance	-	-	(196,780)	(382,119)	-	(98,860)	(7,305)	-	-	-	-	-	-
Transfers between divisions and to/from Guaranteed Principal Account	264,476	2,344,155	(1,498,367)	(5,608,348)	657,019	(84,242)	3,146,623	385,448	(2,239,877)	(1,812,775)	1,641,751	933,791	1,503,488

Net increase (decrease) in net assets resulting from capital transactions	278,723	2,501,734	(8,445,306)	(17,880,904)	1,121,690	(1,004,695)	(471,019)	381,141	(3,206,093)	(3,155,989)	(1,977,920)	773,127	585,938

Total increase (decrease)	624,034	6,012,496	(4,049,581)	(9,082,444)	2,059,571	(625,942)	(310,978)	343,167	5,088,020	(32,629)	10,921,106	967,960	4,973,195

NET ASSETS, at beginning of the year	8,412,150	19,692,124	107,278,795	336,881,702	22,035,207	18,592,865	7,575,272	5,955,929	72,647,951	72,168,998	95,606,435	8,705,320	30,623,078

NET ASSETS, at end of the year	$9,036,184	$25,704,620	$103,229,214	$327,799,258	$24,094,778	$17,966,923	$7,264,294	$6,299,096	$77,735,971	$72,136,369	$106,527,541	$9,673,280	$35,596,273

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

MML Bay State Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on June 9, 1982, by MML Bay State Life Insurance Company (“MML Bay State”) in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

MML Bay State maintains three segments within Separate Account I. The initial segment, Variable Life (“Variable Life Segment”) is used exclusively for MML Bay State’s limited payment variable whole life insurance policy known as Variable Life.

On August 4, 1988, MML Bay State established a second segment, Variable Life Plus (“Variable Life Plus Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy known as Variable Life Plus.

On July 24, 1995, MML Bay State established a third segment, Variable Life Select (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy known as Variable Life Select.

Variable Life, Variable Life Plus and Variable Life Select policies are no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MML Bay State’s other assets and liabilities. Separate Account I assets are not chargeable with liabilities arising out of any other business MML Bay State may conduct.

2.	PRIOR PERIOD ADJUSTMENTS

In 2006, Separate Account I determined that it had incorrectly calculated the investment income ratio for MML Small Cap Equity Division (the “Division”) in certain prior periods presented. The financial highlights footnote has been restated for 2005 and 2004 to reflect the correct investment income ratio as shown in the table below:

Investment Income Ratio	2005	2004
MML Small Cap Equity Division:
As previously reported	5.30%	2.32%
As restated	0.27%	0.19%

This restatement has no impact on the Division’s previously reported net assets, net asset value per share or total return.

3.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of thirteen divisions which invest in the following mutual funds of the same name:

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with one of its Funds available to Separate Account I policy owners: American Century VP Income & Growth Fund. American Century Investment Management, Inc., is the investment adviser to the Fund.

Fidelity® Variable Insurance Products Fund II (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I policy owners: Fidelity® VIP Contrafund®

Notes To Financial Statements (Continued)

Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolio. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity® VIP Contrafund® Portfolio (Initial Class): Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with one of its separate series (“MML Trust Funds”) available to Separate Account I policy owners: MML Equity Index Fund (Class II). MassMutual serves as investment adviser to the MML Trust Fund pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II).

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with five of its separate series (“MML II Trust Funds”) available to Separate Account I’s policy owners: MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Equity Fund. MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“Alliance”) and OppenheimerFunds, Inc. whereby Alliance and OppenheimerFunds, Inc., each serve as investment sub-adviser to a portion of the MML Equity Fund (prior to January 27, 2006, Babson Capital was the sub-adviser to the Fund). MassMutual has entered into a sub-advisory agreement with OppenheimerFunds, Inc. to serve as investment sub-adviser to the MML Small Cap Equity Fund (prior to March 31, 2006, Babson Capital was the sub-adviser to the Fund).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with four of its Funds available to Separate Account I policy owners: Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer MidCap Fund/VA (prior to May 1, 2006, this Fund was called Oppenheimer Aggressive Growth Fund/VA) and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) is a diversified, open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I policy owners: T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.

In addition to the thirteen divisions, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MML Bay State’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

4.	SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A. Investment	Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying Funds/Portfolios, which value their investment securities at fair value.

B. Accounting	for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

Notes To Financial Statements (Continued)

C. Federal	Income Taxes

MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of MML Bay State’s total operations and is not taxed separately. Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies which depend on Separate Account I’s investment performance. Accordingly, no provision for federal income tax has been made. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E. Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Policy	Loans

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 5.00% to 6.00% per year or (in all jurisdictions except Arkansas) an adjustable loan rate. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. The loan interest rate expense charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. This amount does not participate in Separate Account I’s investment performance.

G. Policy	owner’s Share of Net Assets

The policy owner’s share of net assets in each division of the Variable Life Segment is expressed in terms of dollars rather than shares or units of investments. Charges for the Variable Life Segment, as noted in Note 8B, shown as a reduction in units are a reduction of assets.

H. New	Accounting Pronouncements

Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. In September 2006, the FASB issued SFAS 157 to provide consistency and comparability in determining fair value measurements and to provide for expanded disclosures about fair value measurements. The definition of fair value maintains the exchange price notion in earlier definitions of fair value but focuses on the exit price of the asset or liability. The exit price is the price that would be received to sell the asset or paid to transfer the liability adjusted for certain inherent risks and restrictions. Expanded disclosures are also required about the use of fair value to measure assets and liabilities. The effective date is for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Separate Account does not believe that adoption of SFAS 157 will have a material impact on the Separate Account’s financial position.

Staff Accounting Bulletin (“SAB”) No. 108. In September 2006, the SEC issued SAB No. 108 to provide guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB No. 108 addresses the diversity in practice in quantifying financial statement misstatements and requires entities to quantify the effects of an identified unadjusted error on each financial statement and financial statement disclosure by considering the impact of prior year misstatements on the current year financial statements. Initial application of SAB No. 108 allows entities to elect not to restate prior periods but to reflect the initial application in their annual financial statements covering the first fiscal year ending after November 15, 2006.

Notes To Financial Statements (Continued)

The cumulative effect of the initial application is to be reported in the carrying amounts of assets and liabilities as of the beginning of that fiscal year, and the offsetting adjustment, net of tax, is to be made to the opening balance of net assets for that year. Entities will need to disclose the nature and amount of each item, when and how each error being corrected arose, and the fact that the errors were previously considered immaterial. Adoption of SAB No. 108 as of December 31, 2006 did not have a material effect on the Separate Account’s financial statements.

I. Reclassifications

Certain amounts in the 2005 financial statements have been reclassified to conform to the 2006 presentation. The most significant of these are reclassifications of amounts previously included in dividends to realized gain distributions.

5.	RELATED PARTY TRANSACTIONS

A. Sales	Agreements

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, served as principal underwriter for most of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MML Bay State and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MML Bay State on behalf of MML Distributors. MML Distributors also receives compensation for their actions as underwriters of the policies.

The policies are no longer offered for sale to the public. Policy owners may continue, however, to make premium payments under existing policies.

B. Receivable	from/Payable to MML Bay State

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Cost of purchases	$1,659,841	$10,879,993	$7,996,243	$42,858,558	$2,092,997	$2,343,023	$6,596,004	$2,815,632	$4,211,053	$13,283,157	$4,695,228	$1,619,967	$7,919,026
Proceeds from sales	(1,076,717)	(2,033,786)	(11,680,144)	(38,215,773)	(7,551,593)	(2,606,618)	(6,924,462)	(647,768)	(8,207,804)	(8,628,498)	(9,043,189)	(1,275,725)	(3,425,562)

7. NET INCREASE (DECREASE) IN OUTSTANDING UNITS The changes in outstanding units for the two years ended December 31, 2006 were as follows:
December 31, 2006	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	923,432	2,001,394	3,926,261	12,260,617	1,839,998	814,124	575,600	436,739	2,788,018	2,979,340	3,735,240	519,041	1,872,900
Units withdrawn	(883,473)	(1,972,976)	(5,678,651)	(16,870,420)	(2,778,978)	(1,048,061)	(5,153,240)	(381,291)	(3,557,155)	(4,196,585)	(4,701,305)	(589,457)	(2,380,790)
Units transferred between divisions and to/from GPA	326,240	3,986,246	(557,351)	(3,158,931)	(4,738,746)	(129,690)	4,725,936	193,394	(591,154)	871,096	(1,137,017)	62,475	489,139

Net increase (decrease)	366,199	4,014,664	(2,309,741)	(7,768,734)	(5,677,726)	(363,627)	148,296	248,842	(1,360,291)	(346,149)	(2,103,082)	(7,941)	(18,751)

December 31, 2005	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	1,124,671	2,059,469	4,537,947	14,784,563	3,202,821	942,352	650,969	509,421	4,560,724	3,305,256	3,418,959	545,735	2,094,906
Units withdrawn	(1,090,777)	(1,931,767)	(6,636,538)	(18,454,016)	(2,610,877)	(1,342,192)	(3,379,048)	(548,393)	(5,016,342)	(3,836,201)	(4,783,923)	(561,426)	(2,564,215)
Units transferred between divisions and to/from GPA	230,028	1,871,154	(895,920)	(2,929,330)	578,797	(85,953)	2,399,215	295,443	(1,076,451)	(671,511)	744,801	412,743	771,617

Net increase (decrease)	263,922	1,998,856	(2,994,511)	(6,598,783)	1,170,741	(485,793)	(328,864)	256,471	(1,532,069)	(1,202,456)	(620,163)	397,052	302,308

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED)

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and total return ratios for each of the five years in the period ended December 31, 2006 follows:

	At December 31,			For the Years Ended December 31,
	Units			Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
		Unit Value[3] (Lowest to Highest)	Net Assets

American Century VP Income & Growth Division
2006	8,804,519	$1.25	$10,978,987	1.77%	0.55%	16.45%
2005	8,438,320	1.07	9,036,184	1.96	0.55	4.06
2004	8,174,398	1.03	8,412,150	1.34	0.55	12.37
2003	7,260,831	0.92	6,649,306	1.23	0.55	28.64
2002	6,342,153	0.71	4,514,795	0.47	0.55	(19.81)

Fidelity® VIP Contrafund® Division
2006	22,343,677	1.56	34,814,696	1.28	0.55	11.11
2005	18,329,013	1.40	25,704,620	0.27	0.55	16.30
2004	16,330,157	1.21	19,692,124	0.32	0.55	14.84
2003	14,229,639	1.05	14,941,364	0.42	0.55	27.76
2002	11,734,284	0.82	9,644,043	0.28	0.55	(9.84)

MML Blend Division
2006	38,296,298	1.99 to 4.27	108,416,033	2.73	0.25 to 0.55	11.17 to 11.50
2005	40,606,039	1.79 to 3.84	103,229,214	2.71	0.25 to 0.55	4.09 to 4.41
2004	43,600,550	1.72 to 3.68	107,278,795	2.68	0.25 to 0.55	8.09 to 8.41
2003	46,599,608	1.59 to 6.27	106,008,523	2.66	0.25 to 0.55	18.06 to 18.41
2002	47,842,227	1.35 to 5.29	92,704,480	2.52	0.25 to 0.55	(12.01) to (11.75)

MML Equity Division
2006	117,771,034	2.29 to 5.29	360,458,221	1.42	0.25 to 0.55	17.36 to 17.71
2005	125,539,768	1.95 to 4.50	327,799,258	1.89	0.25 to 0.55	2.56 to 2.87
2004	132,138,551	1.91 to 4.38	336,881,702	2.07	0.25 to 0.55	15.21 to 15.56
2003	137,644,989	1.65 to 8.36	305,500,659	1.84	0.25 to 0.55	26.79 to 27.17
2002	139,749,368	1.30 to 6.57	246,535,452	2.42	0.25 to 0.55	(19.99) to (19.75)

MML Equity Index Division
2006	20,135,480	1.01 to 1.11	21,414,424	1.65	0.40 to 0.55	14.91 to 15.08
2005	25,813,206	0.88 to 0.97	24,094,778	1.68	0.40 to 0.55	4.08 to 4.24
2004	24,642,465	0.85 to 0.93	22,035,207	1.96	0.40 to 0.55	9.99 to 10.16
2003	22,306,928	0.77 to 0.84	18,100,435	1.74	0.40 to 0.55	27.61 to 27.80
2002	17,458,510	0.60 to 0.66	11,014,147	0.78	0.40 to 0.55	(22.71) to (22.60)

MML Managed Bond Division
2006	7,940,697	1.86 to 3.43	17,654,454	4.61	0.25 to 0.55	3.54 to 3.85
2005	8,304,324	1.80 to 3.31	17,966,923	4.77	0.25 to 0.55	1.80 to 2.10
2004	8,790,117	1.77 to 3.25	18,592,865	4.67	0.25 to 0.55	3.90 to 4.21
2003	9,854,534	1.70 to 5.76	20,309,627	5.28	0.25 to 0.55	5.01 to 5.33
2002	9,935,562	1.62 to 5.46	19,931,002	5.90	0.25 to 0.55	7.81 to 8.13

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units			Investment Income Ratio[1]	Expenses Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
		Unit Value[3] (Lowest to Highest)	Net Assets

MML Money Market Division
2006	4,981,484	$1.42 to 2.07	$7,757,570	4.42%	0.25 to 0.55%	3.98 to 4.29%
2005	4,833,188	1.37 to 1.98	7,264,294	2.61	0.25 to 0.55	2.10 to 2.40
2004	5,162,052	1.34 to 1.94	7,575,272	0.76	0.25 to 0.55	0.24 to 0.54
2003	6,903,808	1.33 to 3.15	10,149,992	0.64	0.25 to 0.55	0.07 to 0.37
2002	8,355,957	1.33 to 3.14	12,271,550	0.78	0.25 to 0.55	0.73 to 1.04

MML Small Cap Equity Division
2006	4,413,009	1.66	7,335,886	0.42	0.55	9.89
2005	4,164,167	1.51	6,299,096	0.27 [4]	0.55	(0.75)
2004	3,907,696	1.52	5,955,929	0.19 [4]	0.55	15.72
2003	3,320,825	1.32	4,373,981	0.21	0.55	30.57
2002	2,770,652	1.01	2,794,851	(0.37)	0.55	(12.32)

Oppenheimer Capital Appreciation Division
2006	24,946,308	2.94	73,439,488	0.37	0.55	7.36
2005	26,306,599	2.74	72,136,369	0.92	0.55	4.52
2004	27,509,055	2.62	72,168,998	0.31	0.55	6.35
2003	28,077,991	2.47	69,263,540	0.38	0.55	30.23
2002	27,853,712	1.89	52,762,410	0.04	0.55	(27.26)

Oppenheimer Global Securities Division
2006	38,620,759	1.45 to 3.95	122,719,838	1.00	0.40 to 0.55	17.05 to 17.22
2005	38,966,908	1.24 to 3.38	106,527,541	1.02	0.40 to 0.55	13.68 to 13.85
2004	39,587,071	1.09 to 2.97	95,606,435	1.23	0.40 to 0.55	18.51 to 18.69
2003	38,837,032	0.92 to 2.51	80,365,405	0.75	0.40 to 0.55	42.24 to 42.54
2002	38,521,048	0.64 to 1.76	56,241,978	-	0.40 to 0.55	(22.56) to (22.45)

Oppenheimer MidCap Division
2006	32,711,006	2.29	74,787,630	-	0.55	2.39
2005	34,814,088	2.23	77,735,971	-	0.55	11.71
2004	36,346,157	2.00	72,647,951	-	0.55	19.12
2003	37,053,320	1.68	62,173,804	-	0.55	24.90
2002	36,677,655	1.34	49,273,307	0.12	0.55	(28.19)

Oppenheimer Strategic Bond Division
2006	4,886,697	2.11	10,323,954	4.19	0.55	6.90
2005	4,894,638	1.98	9,673,280	4.33	0.55	2.11
2004	4,497,586	1.94	8,705,320	5.06	0.55	8.08
2003	4,394,551	1.79	7,870,200	5.93	0.55	17.42
2002	3,930,141	1.53	5,994,082	6.92	0.55	6.86

T. Rowe Price Mid-Cap Growth Division
2006	23,021,536	1.45 to 1.83	37,742,163	-	0.40 to 0.55	6.05 to 6.21
2005	23,040,287	1.36 to 1.73	35,596,273	-	0.40 to 0.55	14.11 to 14.28
2004	22,737,979	1.19 to 1.52	30,623,078	-	0.40 to 0.55	17.69 to 17.87
2003	21,038,978	1.01 to 1.29	23,984,388	-	0.40 to 0.55	37.63 to 37.83
2002	19,997,000	0.73 to 0.94	16,492,022	(0.47)	0.40 to 0.55	(21.68) to (21.56)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction in unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return table is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]

In 2006, Separate Account I restated its previously reported investment income ratio for 2005 and 2004. This restatement has no impact on the Division’s previously reported net assets, net asset value per share or total return. See Note 2 to the financial statements.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

B.	Separate Account I assesses “current” charges associated with the policies. These charges are either assessed as a direct reduction in unit values or through the redemption of units for all policies contained within Separate Account I (see note 4G).

Administrative Charge	$2.50 to $6.00 per month
This charge is assessed through the redemption of units.

Mortality and Expense Risk Charge These charges are assessed through reduction in unit values.	Annual Rate: 0.25% to 0.55% of the policy’s average daily net assets in Separate Account I.

Loan Interest Rate Expense Charge	0.90% to 1.00% of the loan amount
This charge is assessed through the redemption of units.

Rider Charges: The rider charges do not apply to all segments within Separate Account I. These charges are assessed through the redemption of units.

A. Accidental Death Benefit	$0.06591 to $1.42 per $1,000 of coverage

B. Death Benefit Guarantee	$0.01 per $1,000 of face amount

C. Insurability Protection	$0.043 to $0.179 per $1,000 of coverage

D. Children’s Term	$5.00 per $1,000 of insurance risk

E. Disability Benefit	$0.041 to $0.266 per $1 of monthly deductions $0.009 to $0.149 per $1 of specified premium

F. Renewable Term	$1.53 to $39.37 per $1,000 of Insurance risk

G. Waiver of Monthly Charges	$0.036 to $0.349 per $1 of monthly deductions

Independent Auditors’ Report

The Board of Directors and Shareholder of

MML Bay State Life Insurance Company:

We have audited the accompanying statutory statements of financial position of MML Bay State Life Insurance Company (the “Company”) as of December 31, 2006 and 2005, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2006. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006 on the basis of accounting described in Note 2.

/s/ KPMG LLP

February 23, 2007

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2006	2005
	(In Millions)
Assets:

Bonds	$186	$177
Mortgage loans on real estate	8	3
Contract loans	80	71
Cash, cash equivalents and short-term investments	5	25

Total invested assets	279	276

Investment income due and accrued	3	3
Insurance amounts receivable	7	4
Deferred income taxes	11	11

Total assets excluding separate accounts	300	294

Separate account assets	4,250	4,083

Total assets	$4,550	$4,377

See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2006	2005
	($ In Millions Except
	For Par Value)
Liabilities:

Policyholders’ reserves	$88	$83
Liabilities for deposit-type contracts	2	4
Contract claims and other benefits	14	13
General expenses due or accrued	5	5
Transfers due from separate accounts	(36)	(43)
Payable to affiliate	3	3
Federal income taxes	—	1
Asset valuation reserve	4	3
Other liabilities	8	7

Total liabilities excluding separate accounts	88	76

Separate account liabilities	4,250	4,083

Total liabilities	4,338	4,159

Shareholder’s equity:

Common stock, $200 par value 25,000 shares authorized 12,501 shares issued and outstanding	2	2
Paid-in and contributed surplus	147	147
Surplus	63	69

Total shareholder’s equity	212	218

Total liabilities and shareholder’s equity	$4,550	$4,377

See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Revenue:

Premium income	$66	$76	$84
Net investment income	16	14	12
Fees and other income	73	77	74

Total revenue	155	167	170

Benefits and expenses:

Policyholders’ benefits, payments and interest on deposit-type contracts	131	132	122
Change in policyholders’ reserves	(36)	(23)	(6)
General insurance expenses	14	12	19
Commissions	5	6	7
State taxes, licenses and fees	2	2	3

Total benefits and expenses	116	129	145

Net gain from operations before federal income taxes	39	38	25

Federal income tax expense (benefit)	2	(6)	(22)

Net gain from operations	37	44	47

Net realized capital gains	—	—	—

Net income
	$37	$44	$47

See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Shareholder’s equity, beginning of year	$218	$222	$209

(Decrease) increase due to:
Net income	37	44	47
Dividend paid	(44)	(47)	(34)
Change in net deferred income taxes	(9)	(9)	(19)
Change in non-admitted assets	9	8	21
Change in asset valuation reserve	(1)	—	(1)
Other	2	—	(1)

Net (decrease) increase	(6)	(4)	13

Shareholder’s equity, end of year	$212	$218	$222

See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Cash from operations:
Premium and other income collected	$139	$152	$159
Net investment income	16	15	13
Benefit payments	(130)	(125)	(117)
Net transfers from separate accounts	48	30	19
Commissions and other expenses	(20)	(22)	(26)
Federal income taxes (paid) recovered	(6)	(2)	33

Net cash from operations	47	48	81

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	31	44	65
Mortgage loans on real estate	1	1	—

	32	45	65

Cost of investments acquired:
Bonds	(40)	(33)	(110)
Mortgage loans on real estate	(6)	—	(3)
Other	—	—	(1)

	(46)	(33)	(114)
Net increase in contract loans	(9)	(6)	(4)

Net cash from investments	(23)	6	(53)

Cash from financing and other sources:
Net withdrawals on deposit-type contracts	(1)	—	(1)
Cash applied for dividends to stockholder	(44)	(47)	(34)
Other cash provided	1	1	—

Net cash applied from financing and other sources	(44)	(46)	(35)

Net change in cash, cash equivalents and short-term investments	(20)	8	(7)
Cash, cash equivalents and short-term investments, beginning of year	25	17	24

Cash, cash equivalents and short-term investments, end of year	$5	$25	$17

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (“MassMutual”) and its subsidiaries. These statutory financial statements include the accounts of MML Bay State Life Insurance Company (the “Company”), a wholly-owned stock life insurance subsidiary of C.M. Life Insurance Company (“C.M. Life”) and an indirect subsidiary of MassMutual. The Company provides life insurance and annuities to individuals and group life insurance to institutions. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, structured settlement annuities, retirement and savings products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance; (g) reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset; (h) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the value of stocks as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not record this reserve; (i) after-tax realized capital gains and losses which result from

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

changes in the overall level of interest rates for all types of fixed-income investments are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (j) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (k) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses as other comprehensive income; and (l) certain annuity contracts are maintained in the separate accounts, whereas GAAP reports these contracts in the general assets and liabilities of the Company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, the liability for future policyholders’ reserves and deposit-type contracts, and the amount of investment valuation reserves on mortgage loans, and other-than-temporary impairments. Future events including, but not limited to, changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

During 2006, the Company recorded a net pretax increase to other, a component of changes in shareholder’s equity, of less than $1 million attributable to corrections of prior year errors. This increase was primarily due to a correction in life reserves.

Certain 2005 and 2004 balances have been reclassified to conform to the current year presentation.

c.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

prospective or retrospective adjustment methodologies, consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The carrying values of bonds, mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability to hold the investment until anticipated recovery of the cost of the investment. The Company conducts a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Mortgage loans on real estate

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of residential mortgage loan pools, which are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original mortgage loan agreement or modified mortgage loan agreement.

e.	Contract loans

Contract loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, contract loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. There were no unsecured amounts as of December 31, 2006 and 2005. The majority of contract loans are variable rate loans adjusted annually. The carrying value for contract loans approximates the fair value reported in the Statutory Statements of Financial Position. Accrued investment income on contract loans more than 90 days past due is included in the unpaid balance of the contract loan.

f.	Derivative financial instruments

The Company may use derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company may also use a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instrument is unavailable. To a much lesser extent, some of these combinations are considered replication (synthetic

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

g.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

h.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; and (d) contract loan interest due and accrued in excess of the cash surrender value of the underlying contract.

i.	Non-admitted assets

Assets designated as non-admitted by the NAIC include the amount of the deferred tax asset that will not be realized by the end of the next calendar year. Such amounts are excluded from the Statutory Statements of Financial Position.

j.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity, variable life and other insurance policyholders. Assets consist principally of marketable securities reported at

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, for which the policyholder assumes the investment risk; and guaranteed non-indexed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

k.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods, generally the Commissioners’ Annuity Reserve Valuation Method, using applicable interest rates.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC annual statement instructions. Variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

Certain variable universal life and variable individual annuity products issued by the Company offer various guaranteed minimum death benefits. The liabilities for guaranteed minimum death benefits (“GMDB”) are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A GMDB generally provides a benefit if the contract holder dies and the contract value is less than a specified amount. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. For an annuity contract, a decline in the stock market causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

The Company’s annuity and variable universal life GMDB reserves are calculated in accordance with actuarial guidelines.

All policyholders’ reserves and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that these liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

l.	Liabilities for deposit-type contacts

Reserves for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

m.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

n.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

o.	Other liabilities

Other liabilities primarily include liabilities related to due and accrued expenses.

p.	Surplus

Surplus of the Company is reported to regulatory authorities and is intended to protect policyholders against possible adverse experience.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Reserve credits on modified coinsurance agreements are recorded in fees and other income.

r.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

s.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in surplus.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2006, the National Association of Insurance Commissioners (“NAIC”) issued Statement of Statutory Accounting Principles (“SSAP”) No. 94 “Accounting for Transferable State Tax Credits” with an effective date of December 31, 2006. SSAP No. 94 establishes statutory accounting principles for transferable state tax credits that are consistent with the Statutory Accounting Principles Statement of Concepts and Statutory Hierarchy. Transferable state tax credits held by reporting entities meet the definition of assets as specified in SSAP No. 4 “Assets and Nonadmitted Assets” and will be

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

admissible assets to the extent the tax credits comply with the requirements of this statement. Adoption of this statement occurred in the fourth quarter of 2006 and did not result in a material impact to the Company’s financial condition or results of operations.

b.	Future adoption of accounting standards

In September 2006, the NAIC issued SSAP No. 95 “Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28 – Nonmonetary Transactions” with an effective date of January 1, 2007. SSAP No. 95 establishes statutory accounting principles for nonmonetary transactions. Specific statutory requirements for certain types of nonmonetary transactions are addressed in other statements. Accounting for nonmonetary transactions shall generally be based on the fair values of the assets (or services) involved. Consequently, this statement adopts FAS No. 153 “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29.” The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

In December 2006, the NAIC issued SSAP No. 96 “Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties” with an effective date of January 1, 2007. This statement establishes a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. In addition, this statement establishes an aging threshold for admission of receivables associated with transactions for services provided to related parties outstanding as of the reporting date. SSAP No. 96 requires that transactions between related parties be in writing and that written agreements provide for the timely settlement of amounts owed, with a specific due date. Amounts outstanding greater than 90 days from the due date would be non-admitted. The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2006
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
		(In Millions)
U. S. government	$5	$—	$—	$5
Special revenue	11	—	—	11
Public utilities	15	—	—	15
Industrial and miscellaneous	154	1	3	152
Parent, subsidiaries and affiliates	1	—	—	1

	$186	$1	$3	$184

	December 31, 2005
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$5	$—	$—	$5
Special revenue	11	—	—	11
Public utilities	14	—	—	14
Industrial and miscellaneous	146	1	3	144
Parent, subsidiaries and affiliates	1	—	—	1

	$177	$1	$3	$175

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth the SVO ratings for the bond portfolio along with what the Company believes are the equivalent rating agency designations:

		December 31,
		2006		2005
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)
1	Aaa/Aa/A	$123	66%	$124	70%
2	Baa	58	31	50	28
3	Ba	4	2	2	1
4	B	1	1	1	1

	Total	$186	100%	$177	100%

The following table summarizes the carrying value and fair value of bonds as of December 31, 2006 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$10	$10
Due after one year through five years	41	40
Due after five years through 10 years	70	69
Due after 10 years	65	65

	$186	$184

As of December 31, 2006, 2005 and 2004, the proceeds from sales on bonds were $8 million, $10 million and $22 million, respectively. Gross realized capital gain and loss activity on sales and other-than-temporary impairments on bonds was less than $1 million for the years ended December 31, 2006, 2005 and 2004. Portions of the interest related realized capital gains and losses were deferred into the IMR.

The Company employs a systematic methodology to evaluate declines in fair value below book value. The methodology to evaluate declines in fair value utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines is evaluated in a disciplined manner. The book values of investments are written down to fair value when a decline in value is considered to be other-than-temporary.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2006 and 2005.

	December 31, 2006
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$—	$—	1	$5	$—	2
Special revenue	2	—	3	8	—	11
Public utilities	1	—	4	11	—	28
Industrial and miscellaneous	26	—	52	78	3	137
Parent, subsidiaries and affiliates	—	—	—	1	—	1

	$29	$—	60	$103	$3	179

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2006 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments was less than $1 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies. For U.S. governments, less than $1 million was in an unrealized loss position for a period of 12 months or more. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. government and cannot be settled for less than par at maturity.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2006 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $3 million was in an unrealized loss position for a period of 12 months or more.

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2006.

	December 31, 2005
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$1	$—	1	$—	$—	—
Special revenue	1	—	4	8	—	7
Public utilities	7	—	20	3	—	8
Industrial and miscellaneous	55	1	109	42	2	59
Parent, subsidiaries and affiliates	—	—	—	—	—	—

	$64	$1	134	$53	$2	74

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2005 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments was less than $1 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies. For U.S. governments, there was no unrealized loss position for a period of 12 months or more. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. government and cannot be settled for less than par at maturity.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2005 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $2 million was in an unrealized loss position for a period of 12 months or more.

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2005.

For the years ended December 31, 2006, 2005 and 2004 the Company had no wash sale transactions.

b.	Mortgage loans on real estate

Mortgage loans are comprised of residential mortgage loan pools and had a carrying value of $8 million and $3 million as of December 31, 2006 and 2005, respectively. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

As of December 31, 2006 and 2005, the lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2006			December 31, 2005
	Low	High	Weighted Average	Low	High	Weighted Average

Residential mortgage loan pools	5.9%	7.5%	6.8%	6.8%	7.2%	7.0%

During the year ended December 31, 2006, residential mortgage loan lending rates, including fixed and variable, on new issues ranged from 5.9% to 7.5%: There were no new issues of mortgage loans for the year ended December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

There were no realized gains and losses or other-than-temporary impairments for the years ended December 31, 2006, 2005 and 2004.

There was no valuation allowance as of December 31, 2006 and 2005. The changes in the valuation allowance are recorded as unrealized capital losses in surplus.

There was no recorded investment in impaired loans for the years ended December 31, 2006, 2005 and 2004.

There was no interest income on impaired loans or mortgage loans with interest more than 180 days past due for the years ended December 31, 2006, 2005 and 2004.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools and there is no material negative impact to surplus based on the geographical concentrations for the years ended December 31, 2006, 2005 and 2004.

c.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Bonds	$10	$9	$8
Contract loans	4	4	4
Cash, cash equivalents and short-term investments	2	1	—

Net investment income (loss)	$16	$14	$12

Net investment income from mortgage loans on real estate, as well as investment expenses, were less than $1 million for the years ended December 31, 2006, 2005 and 2004.

d.	Net realized investment gains and losses

Net realized capital gains and losses, primarily related to bonds, were less than $1 million for the years ended December 31, 2006, 2005 and 2004.

5.	Derivative financial instruments

The Company may use derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company may also use a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit default swaps involve a transfer of credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company may use credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company may buy protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company may sell protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2006 and 2005, the Company held no collateral. There was no market value exposure at risk, in a net gain position, net of offsets and collateral, as of December 31, 2006 and 2005, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

At December 31, 2006, the Company had a credit default swap liability with a carrying value and notional amount of less than $1 million. At December 31, 2005, the Company had no derivative financial instruments. Derivative liabilities are a recorded in other liabilities on the Statutory Statements of Financial Position.

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial and other indices. At December 31, 2006, the remaining life of the notional amounts by contractual maturity was greater than six years but less than or equal to ten years.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Fair value of financial instruments

The fair value disclosures below may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following table summarizes the Company’s financial instruments:

	December 31,
	2006		2005
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Financial assets:
Bonds	$186	$184	$177	$175
Mortgage loans on real estate	8	8	3	3
Contract loans	80	80	71	71
Cash, cash equivalents and short-term investments	5	5	25	25

Financial liabilities:
Investment-type insurance contracts	$4	$4	$7	$7

At December 31, 2006, the Company had derivative liabilities with a carrying value and fair value of less than $1 million. At December 31, 2005, the Company had no derivative financial instruments.

As of December 31, 2006 and 2005, approximately 87% and 89%, respectively, of bond securities were priced by external vendors and broker quotations. Internal models were used to price approximately 13% and 11% of bond securities as of December 31, 2006 and 2005, respectively.

7.	Amounts on deposit with government authorities

The Company had assets in the amount of $4 million as of December 31, 2006 and 2005, which were on deposit with government authorities or trustees as required by law.

8.	Related party transactions

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $11 million, $12 million and $12 million in 2006, 2005 and 2004, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

been incurred on a stand-alone basis. As of December 31, 2006 and 2005, the net amounts due to MassMutual were $3 million. These outstanding balances are due and payable within 30 days of billing.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes substantially all of the premium on new issues of certain life insurance policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The modified coinsurance adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual. A modified coinsurance adjustment of $14 million, $14 million and $12 million, which was ceded to MassMutual in 2006, 2005 and 2004, respectively, was included in fees and other income. No premium income was ceded to MassMutual in 2006, 2005 and 2004. Experience refunds of $5 million, $4 million and $4 million were ceded to the Company in 2006, 2005 and 2004, respectively. Fees and other income also included $2 million of expense allowances from MassMutual in 2006, 2005 and 2004. Policyholders’ benefits of $1 million, $3 million and $1 million were ceded to MassMutual in 2006, 2005 and 2004, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.43% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $33 million in 2006, $33 million in 2005 and $36 million in 2004, and it was not exceeded in any of the years. Premium income of less than $1 million was ceded to MassMutual under this stop-loss agreement in 2006, 2005 and 2004.

The Company has a reinsurance agreement with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewable term basis (“YRT”). Premium income of $8 million was ceded to MassMutual under these YRT agreements in 2006, 2005 and 2004. Policyholders’ benefits of $5 million, $4 million and $5 million were ceded to MassMutual under these YRT agreements in 2006, 2005 and 2004, respectively.

As of December 31, 2006 and 2005, the net amounts due to MassMutual for the various reinsurance agreements were $1 million and $2 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to quarterly, depending on the agreement in effect.

9.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Company reinsures a portion of its life business under either a first dollar quota share arrangement or in excess of the retention limit. The amounts reinsured are on a yearly renewable term basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2005, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $23 million assuming no return of the assets backing these reserves from the reinsurer to the Company upon termination of these agreements.

Premium ceded was $16 million, $15 million and $15 million for the years ended December 31, 2006, 2005 and 2004, respectively. Reinsurance recoveries were $18 million, $15 million and $13 million for the years ended December 31, 2006, 2005 and 2004, respectively. Amounts recoverable from reinsurers were $11 million and $5 million as of December 31, 2006 and 2005, respectively. At December 31, 2006, one reinsurer accounted for 31% of the outstanding reinsurance recoverable and the next largest reinsurer had 23% of the balance.

Reserves ceded, primarily associated with life policies for mortality and other related risks, were $31 million as of December 31, 2006 and 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2006		2005
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Variable life	$86	3.0% - 5.5%	$80	3.0% - 5.5%
Individual annuities	2	5.0% - 7.3%	3	5.0% - 7.3%

Total	$88		$83

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $2 million and $4 million as of December 31, 2006 and 2005, respectively, were included in liabilities for deposit-type contracts. The interest rate on supplementary contracts was 3.0% as of December 31, 2006 and 2005.

c.	Secondary guarantees

The liabilities for guaranteed minimum death benefits (“GMDB”) on annuity contracts were less than $1 million and $1 million as of December 31, 2006 and 2005, respectively. There were no liabilities for GMDBs on variable universal life contracts as of December 31, 2006 and 2005.

For annuity contracts with GMDBs classified as policyholders’ reserves and separate investment account liabilities, the account values were $161 million and $184 million as of December 31, 2006 and 2005, respectively. The net amount at risk was $11 million and $20 million as of December 31, 2006 and 2005, respectively. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero. The weighted average attained age was 67 years and 66 years as of December 31, 2006 and 2005, respectively.

Account balances of annuity contracts with GMDB guarantees invested in separate investment accounts were $159 million and $181 million as of December 31, 2006 and 2005, respectively. In addition to the amount invested in separate investment account options, $2 million and $3 million of account balances of annuity contracts with GMDB guarantees were invested in general investment account options as of December 31, 2006 and 2005, respectively.

The Company sells variable universal life type contracts, a portion of which offer certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

payments. As of December 31, 2006 and 2005, there was no net liability for contracts with secondary guarantees on variable universal life type contracts including GMDB reserves.

The determination of GMDB reserves is based on actuarial guidelines. Reserve assumptions for GMDB benefits generally anticipate payout between ages 60 and 90.

11.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in non-admitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within this caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2006	2005
	(In Millions)
Total deferred tax assets	$21	$29
Total deferred tax liabilities	(2)	(1)

Net deferred tax asset	19	28
Deferred tax assets non-admitted	(8)	(17)

Net admitted deferred tax asset	$11	$11

Decrease in non-admitted asset	$9	$9

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Federal income tax expense (benefit)	$2	$(6)	$(22)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2006	2005	Change
	(In Millions)
Deferred tax assets:
Policy acquisition costs	$13	$20	$(7)
Investment items	4	4	—
Reserve items	2	3	(1)
Other	2	2	—

Total deferred tax assets	21	29	(8)
Non-admitted deferred tax assets	(8)	(17)	9

Admitted deferred tax assets	13	12	1

Deferred tax liabilities:
Investment items	1	—	1
Deferred and uncollected premium	1	—	1
Reserve items	—	1	(1)

Total deferred tax liabilities	2	1	1

Net admitted deferred tax asset	$11	$11	$—

The change in net deferred income taxes, excluding amounts non-admitted, is comprised of the following and presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statement of Changes in Surplus:

	Years Ended December 31,
	2006	2005
	(In Millions)
Change in deferred tax assets	$(8)	$(9)
Change in deferred tax liabilities	(1)	—

Decrease in net deferred income tax	$(9)	$(9)

As of December 31, 2006, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2006		2005		2004
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$14	35%	$13	35%	$9	35%
Investment items	(3)	(7)	(10)	(27)	(11)	(43)
Other	—	—	—	—	(1)	(4)

Total statutory income taxes	$11	28%	$3	8%	$(3)	(12)%

Federal income tax expense (benefit)	$2		$(6)		$(22)
Change in net deferred income taxes	9		9		19

Total statutory income taxes	$11		$3		$(3)

During the years ended December 31, 2006 and 2005, the Company paid federal income taxes in the amount of $6 million and $2 million, respectively. In 2004, the Company received federal income tax refunds in the amount of $33 million. As of December 31, 2006, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were $5 million in 2006, $5 million in 2005 and $6 million in 2004.

The Company is included in a consolidated United States federal income tax return with Massachusetts Mutual Life Insurance Company (“MassMutual”), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible subsidiaries and certain affiliates. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is evaluating the applicability of FIN 48 on statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The American Jobs Creation Act of 2004, enacted October 22, 2004, included a one-time dividend received deduction on the repatriation of certain earnings to a U.S taxpayer. This provision did not materially impact the Company’s financial position or results of operations.

In 2004, the Company settled tax issues with the United States Internal Revenue Service (“IRS”) subsequent to the examination of the Company’s income tax returns for the years 1995 through 1997. As a result of the settlement, the Company’s tax liability was reduced by $24 million in 2004. The IRS has completed its examination of the Company’s income tax returns through 2000 and is currently examining 2001 through 2003. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position or liquidity. While the Company is not aware of any adjustments that should reasonably give rise to a material adverse impact to the Company’s operating results, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the adjustment and the level of the Company’s income for the period.

12.	Shareholder’s equity

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States in which the Company is licensed to do business. A majority of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by various state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $38 million of shareholder’s equity is available for distribution to the shareholder in 2007 without prior regulatory approval. In 2006, the Company paid $44 million in dividends to its parent, C.M. Life.

13.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and in the amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company attempts to control its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2006 and 2005 or for the three years ended December 31, 2006.

Asset based management fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, the Company has paid $4 million of the original $10 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

d.	Regulatory inquiries

The Company and MassMutual are subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with examinations and investigations, the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Company and MassMutual have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase bank loans. These commitments, which totaled less than $1 million as of December 31, 2006, have funding periods that extend between one and four years. The Company is not required to fund commitments once the commitment period expires.

14.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts at December 31, 2006 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$2	1%
At fair value	159	98

Subtotal	161	99
Subject to discretionary withdrawal -
At book value without fair value adjustment	2	1
Not subject to discretionary withdrawal	—	—

Total	$163	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and deposit-type contracts at December 31, 2006:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$2
Liabilities for deposit-type contracts	2

Subtotal	4
Separate Account Annual Statement:
Annuities	159

Total	$163

b.	Separate accounts

The Company has separate accounts classified as the following: (1) non-indexed, which have reserve interest rates at no greater than 4% and/or fund a long-term interest guarantee in excess of a year that does not exceed 4%; and (2) non-guaranteed, which are variable accounts where the benefit is determined by the performance and/or market value of the investment held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2006 is as follows:

	Non- Indexed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$—	$80	$80

Reserves:
For accounts with assets at:
Fair value	$—	$3,378	$3,378
Amortized cost	817	—	817

Total reserves	817	3,378	4,195
Other liabilities	—	55	55

Total	$817	$3,433	$4,250

By withdrawal characteristics:
Subject to withdrawal:
At book value without fair value adjustment and current surrender charge of 5% or more	$—	$299	$299
At fair value, which may or may not have a surrender charge	—	2,753	2,753
At book value without fair value adjustment and with current surrender charge less than 5%	817	326	1,143

Subtotal	817	3,378	4,195
Other liabilities	—	55	55

Total	$817	$3,433	$4,250

For the year ended December 31, 2006, net transfers from separate accounts included in the Statutory Statements of Income were $41 million, which included transfers to separate accounts of $80 million and transfers from separate accounts of $121 million.

15.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the exchange of bonds for bonds of $1 million, $4 million and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Affiliated companies

The relationship of the Company, MassMutual and affiliated companies as of December 31, 2006 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International LLC

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

MassMutual Baring Holding, LLC

MML Financial, LLC

MassMutual Capital Partners LLC

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit (a)	i	Resolution of the Board of Directors of MML Bay State, establishing the Separate Account. [1]

Exhibit (b)		Not Applicable

Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and MML Bay State. [2]

Exhibit (d)	i.	Form of Flexible Premium, Variable, Whole Life Insurance Policy [1]

	ii	Form of Accelerated Death Benefit Rider [3]

	iii.	Form of Accidental Death Benefit Rider [4]

	iv.	Form of Waiver of Monthly Charges Rider [4]

	v.	Form of Insurability Protection Rider [4]

Exhibit (e)	Form of application for Flexible Premium, Variable, Whole Life Insurance Policy. [1]

Exhibit (f)	i.	Copy of the Charter of Incorporation of MML Bay State. [1]

	ii.	By-Laws of MML Bay State. [1]

Exhibit (g)	Form of Reinsurance Contracts. [5]

	i.	Schedule of Reinsurers [6]

Exhibit (h)	i.	Form of Participation Agreements

		a.	MML Series Investment Fund [7]

		b.	MML Series Investment Fund II [7]

		c.	Oppenheimer Variable Account Funds [8]

		d.	T. Rowe Price Equity Series, Inc. [9]

	ii.	Shareholder Information Agreements

		a.	MML Series Investment Fund [6]

		b.	MML Series Investment Fund II [6]

		c.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. [6]

		d.	T. Rowe Price Services, Inc. T. Rowe Price Investment Services, Inc. [6]

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered.*

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP*

	ii.	Powers of Attorney [10]
a. Power of Attorney — Michael Rollings [11]

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	Form of SEC Procedures Memorandum describing MML Bay State’s issuance, transfer, and redemption procedures for the Policy. [6]

1	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 033-19605 on Form S-6, filed with the Commission as an exhibit on April 24, 1998.
2	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 033-82060 on Form S-6, filed with the Commission as an exhibit effective May 1, 1996.
3	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 033-82060 on Form S-6, filed with the Commission as an exhibit on February 4, 2005.
4	Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement No. 033-23126 on Form N-6, filed with the Commission as an exhibit on December 21, 2006.
5	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-50410 on Form S-6, filed with the Commission as an exhibit effective July 8, 2002.
6	Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement No. 333-50410 on Form N-6, filed with the Commission as an exhibit on or about April 25, 2007.
7	Incorporated by reference to Initial Registration Statement No. 333-130156 on Form N-4, filed with the Commission as an exhibit on December 6, 2005.
8	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991 on Form N-4, filed with the Commission as an exhibit on April 24, 2006.
9	Incorporated by reference to Initial Registration Statement No. 333-65887 on Form S-6/A, filed with the Commission as an exhibit on October 20, 1998.
10	Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 033-82060 on Form N-6 filed with the Commission as an exhibit on April 26, 2006.
11	Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement No. 033-19605 on Form N-6, filed with the Commission as an exhibit on December 21, 2006.
*	Filed herewith.

Item 27. Directors and Officers of the Depositor

Directors of MML Bay State Life Insurance Company

Isadore Jermyn, Director, Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	Stephen L. Kuhn, Director, Senior Vice President & Secretary 1295 State Street Springfield, MA 01111

Stuart H. Reese, Chairman, President and Chief Executive Officer (Principal Executive Officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors):
Roger W. Crandall, Executive Vice President — Investments 1295 State Street Springfield, MA 01111	Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Executive Vice President and Chief Financial Officer (Principal Financial Officer) 1295 State Street Springfield, MA 01111

Norman A. Smith, Vice President (Principal Accounting Officer) 1295 State Street Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC - 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%).

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC - 50%; MML Realty Management Corporation - 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation which holds a real estate license.

c.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest - 58%).

d.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% - of DP.)

e.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

f.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

g.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC - 97.9%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (10% by OFI).

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual investments.

9.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation - 50%; Cornerstone Real Estate Advisers LLC - 50%).

10.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International LLC and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung.).

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC - 79.43%; MassMutual Holding LLC - .07%; 1279342 Ontario Limited - 20.5%).

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada - 99.99 % and MassMutual International LLC - 0.1%).

a.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) Limitada - 33.49%).

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International LLC - 99.9%; MassMutual Holding LLC - .01%).

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. - 39%).

2.)	Fuh Hwa Securities Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MassMutual Mercuries Life Insurance Company - 30.7%; MassMutual International Holding MSC, Inc. - 21.1%).

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC - 80%; MM Real Estate Co., Ltd. - 7.6%; Protective Capital (International) Ltd. - 6.38%; MassMutual Asia Limited - 5.9%; and MassMutual Life Insurance Company - .02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

g.	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company - 4.8%; MassMutual International LLC - 95.2%).

11.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

12.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

13.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

c.	Invicta Holdings LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company.

1.)	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

2.)	Invicta Capital LLC (April 12, 2006), a Delaware limited liability company that will guarantee the obligations of Invicta Credit LLC.

a.)	Invicta Credit LLC (April 12, 2006), a Delaware limited liability company that will operate as a credit derivative product company selling credit protection using credit default swaps.

14.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

b.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

c.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

d.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

e.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors

iii.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A.(June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.)	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.)	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

15.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	OFI Tremont Market Neutral Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Emerging Technologies Fund

•	Oppenheimer Enterprise Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Growth Fund

•	Oppenheimer High Yield Fund (in the process of de-registering)

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Large-Cap Core Trust (in the process of de-registering)

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest Capital Value Fund, Inc.

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Quest Value Fund, Inc.

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA Baring International Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Trust

•	Oppenheimer Transition 2010

•	Oppenheimer Transition 2015

•	Oppenheimer Transition 2020

•	Oppenheimer Transition 2030

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 29. Indemnification

RULE 484 UNDERTAKING

MML Bay State directors and officers are indemnified under Article V of the by-laws of the Company, as set forth below.

Article V of the Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

Article V: Indemnification

The corporation shall, to the fullest extent and under the circumstances permitted by Connecticut law, as amended from time to time, indemnify any person serving or who has served (a) as a director, officer, employee or agent of the corporation or (b) at the corporation’s request, as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against all liabilities and expenses incurred by him in connection with the defense or disposition of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, while serving or thereafter, by reason of his having been such a director, trustee, officer, partner, employee or agent, except (unless otherwise permitted by Connecticut law) (c) in connection with a proceeding by or in the right of the corporation in which he was adjudged liable to the corporation or (d) in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Expenses, including counsel fees, reasonably incurred by any such director, trustee, officer, partner, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition thereof upon receipt of a written affirmation of the person’s good faith belief that he has met the standard of conduct permitting indemnification and a written undertaking to repay the advance upon a determination that he did not meet the standard of conduct; provided, however, that a determination is also made that on the basis of the facts then known indemnification would not be precluded.

The right of indemnification hereby provided shall not be exclusive of or affect any other right to which any such director, trustee, officer, partner, employee or agent may be entitled. Nothing contained in this Article shall affect any other right to indemnification to which such persons may be entitled by contract or otherwise under law.

Item 30. Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State. MML Distributors, LLC also acts as principal underwriter for MML Series Investment Fund and MML Series Investment Fund II, registered investment companies.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
William F. Glavin	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer and Treasurer

Andrew Dickey	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Chief Compliance Officer and Enfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Alan Taylor	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Eugene Charon	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Denise Kresock	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor	1295 State Street Springfield, MA 01111-0001

Camille Donald	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	U.S. Insurance Group Supervisor	1295 State Street Springfield, MA 01111-0001

Ellen Dziura	Retirement Income Supervisor	1295 State Street Springfield, MA 01111-0001

(c)

Name of Principal Underwriter	Net Underwriting Commissions[1]	Other Compensation
MML Distributors, LLC	$	$4,107

1	Commissions will be paid through MML Distributors and MML Investors Services, Inc. to agents and selling brokers for selling the policy. During January 1, 2006 through December 31, 2006, commissions paid were $ 685,832.
2	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2006 was $4,107.

Item 31. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32. Management Services

Not Applicable

Item 33. Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A)

THE INVESTMENT COMPANY

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment No. 23 to Registration Statement No. 033-19605 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 23 to Registration Statement No. 033-19605 to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Springfield and the Commonwealth of Massachusetts on the 24th day of April, 2007.

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I (Registrant)

By:	/S/ STUART H. REESE*
Stuart H. Reese,
Chairman, President and Chief Executive Officer,

MML Bay State Life Insurance Company

MML BAY STATE LIFE INSURANCE COMPANY (Depositor)

By:	/S/ STUART H. REESE*
Stuart H. Reese,
Chairman, President and Chief Executive Officer,

MML Bay State Life Insurance Company

By:	/s/ STEPHEN L. KUHN *Stephen L. Kuhn	On April 24, 2007, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 23 to Registration Statement No. 033-19605 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date
/S/ STUART H. REESE*	Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2007
Stuart H. Reese

/S/ MICHAEL T. ROLLINGS*	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2007
Michael T. Rollings

/s/ NORMAN A. SMITH*	Vice President and Controller (Principal Accounting Officer)	April 24, 2007
Norman A. Smith

/s/ STEPHEN L. KUHN	Director	April 24, 2007
Stephen L. Kuhn

/S/ ISADORE JERMYN*	Director	April 24, 2007
Isadore Jermyn

/S/ STEPHEN L. KUHN
*Stephen L. Kuhn	on April 24, 2007, as Attorney-in-Fact pursuant to powers of attorney.

INDEX TO EXHIBITS

Exhibit (k) Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit (n) i. Consent of Independent Registered Public Accounting Firm—KPMG LLP